UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005 (June 20, 2005)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On June 20, 2005, Nationwide Financial Services, Inc. issued a press release announcing that Richard A. Karas, Senior Vice President – Non Affiliated Sales, will be retiring effective at year-end.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits.

      Exhibit 99.1 Press release dated June 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: June 20, 2005	/s/ M. Eileen Kennedy
M. Eileen Kennedy Senior Vice President – Chief Financial Officer